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                                  EXHIBIT 10.13

                           GTECH HOLDINGS CORPORATION

          SCHEDULE OF RECIPIENTS OF EXECUTIVE SEPARATION AGREEMENTS (1)

RECIPIENT                                      PAYOUT PERIOD (2)
Howard Cohen                                          (3)
David Calabro                                      12 months
Marc Crisafulli                                    12 months
Kathleen McKeough                                  12 months
Timothy Nyman                                      12 months
Jaymin Patel                                       12 months
Antonio Carlos Rocha                               12 months
Larry Smith                                        12 months
Donald Sweitzer                                    12 months
W. Bruce Turner                                       (4)

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1.       Sets forth recipients who are, or who were during fiscal 2003, executive officers and/or directors of GTECH Holdings Corporation and who are currently parties to separation agreements.

2. Executive is to receive continuation of his base salary at time of separation, plus certain health, insurance and other benefits for the respective number of months indicated.

3. See Agreement, dated March 5, 2001, as amended, between Howard Cohen and the Company. Employment terminated August 2002. See Separation Agreement and Mutual Release, dated as of December 13, 2002, by and among the Company, GTECH Corporation and Howard S. Cohen.

4. See Agreement, dated as of August 6, 2002, between W. Bruce Turner and the Company.